SCHEDULE OF INVESTMENTS (Unaudited)

October 31, 2022

Diversified Equity Fund

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUND — 102.2%
United States — 102.2%
SPDR S&P 500 Trust	359	$139

		–
Total Exchange Traded Fund
(Cost $142) ($ Thousands)		139

Total Investment — 102.2%
(Cost $142) ($ Thousands)		$139

Percentages are based on a Net Assets of $136 ($ Thousands).

S&P — Standard & Poor's
SPDR — Standard & Poor's Depository Receipt

As of October 31, 2022, all of the Fund's financial instruments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For information on the Fund's policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund's most recent financial statements.

Adviser Managed Trust / Quarterly Report / October 31, 2022	1